Exhibit 3.93

143684

ARTICLES OF INCORPORATION

OF

WILLOW CREEK ENTERPRISES, INC.

An Arizona Corporation

We, the undersigned persons, have this date associated ourselves for the purpose of forming a corporation under, and by virtue of, the Arizona Business Corporation Act and, for that purpose, do hereby adopt the following Articles of Incorporation.

ARTICLE I. NAME: The name of the corporation shall be WILLOW CREEK ENTERPRISES, INC.

ARTICLE II. PURPOSE: The purpose for which this corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Arizona Business Corporation Act, and the laws of the State of Arizona, as they may be amended from time to time.

ARTICLE III. CHARACTER OF BUSINESS: The corporation initially intends to invest in, manage, purchase, acquire, through the issuance of its capital stock or otherwise, operate, and generally deal in the businesses of manufacturing, compounding, preparing, selling and distributing pharmaceutical supplies, vitamins, vitamin supplements, home products, commodities, and related products, and acquire and develop real and personal property in connection therewith.

ARTICLE IV. AUTHORIZED CAPITAL: The corporation shall have authority to issue One Hundred Thousand (100,000) shares shares of non-assessable common stock with a par value of Ten Dollars ($10.00).

ARTICLE V. BOARD OF DIRECTORS: The initial Board of Directors shall be six (6) in number who shall serve as Directors until the first annual meeting of the shareholders or until their successors are duly elected and qualified.

These six (6) Directors are:

DR. EDWIN GOERTZ	ROXIE WEBB, INC.
705 Hillside	1030 Willow Creek Road
Prescott, Arizona 86301	Prescott, Arizona 86301

GERALD W. ELDERS	RAYMOND B. SIGAFOOS
38 Pinnacle Circle	843 Miller Valley Road
Prescott, Arizona 86301	Prescott, Arizona 86301

RICHARD G. MARKHAM	RAYMOND W. BROWN
945 Country Club Drive	1030 Willow Creek Road
Prescott, Arizona 86301	Prescott, Arizona 86301

ARTICLE VI. INCORPORATORS: The initial members of the Board of Directors are also the incorporators of the corporation.

ARTICLE VII. CONSIDERATION FOR SHARES: Shares having a par value may be issued in consideration of real or personal property, services or any other thing of value for the uses and purposes of the corporation, expressed in dollars, not less than the par value of the shares, as shall be fixed from time to time by the shareholders of the corporation. The judgment of the shareholders as to the value of property or

2

services rendered in exchange for the corporation’s stock shall be conclusive and the shares of the capital stock of the corporation, when issued, shall be deemed fully paid and non-assessable.

ARTICLE VIII. PRE-EMPTIVE RIGHTS: The holders from time to time of the common stock of the corporation shall have pre-emptive rights as to the common stock of the corporation then or thereafter authorized to be issued, including treasury stock. No resolution of the Board of Directors authorizing the issuance of stock to which pre-emptive rights shall attach may require such rights to be exercised within less than sixty (60) days.

ARTICLE IX. THE STATUTORY AGENT: The name and address of the initial statutory agent of the corporation is RAYMOND W. BROWN, 1030 Willow Creek Road, Prescott, Arizona 86301, upon whom service may be had.

ARTICLE X. KNOWN PLACE OF BUSINESS: The known place of business of the corporation shall be 421 Miller Valley Road, Prescott, Arizona 86301, or such other place or places as the Board of Directors may hereafter designate.

ARTICLE XI. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS: The corporation shall indemnify any person who incurs expenses by reason of the fact that he or she is or was an officer, director, employee or agent of the corporation. This indemnification shall be mandatory in all

3

circumstances in which indemnification is permitted by Law.

IN WITNESS WHEREOF, we, the undersigned incorporators, and initial Board of Directors of the corporation have executed these Articles of Incorporation this 14th day of December, 1981.

ROXIE WEBB, INC.

/s/ Edwin Goertz	By:	/s/ Rockwell C. Webb
Dr. Edwin Goertz		Rockwell C. Webb, Vice-President

/s/ Gerald W. Elders	/s/ Raymond B. Sigafoos
Gerald W. Elders	Raymond B. Sigafoos

/s/ Richard G. Markham	/s/ Raymond W. Brown
Richard G. Markham	Raymond W. Brown

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

On this, the 14th day of December, 1981, before me, the undersigned officer, personally appeared DR. EDWIN GOERTZ, GERALD W. ELDERS, RICHARD G. MARKHAM, ROCKWELL C. WEBB, Vice-President of Roxie Webb, Inc., RAYMOND B. SIGAFOOS, and RAYMOND W. BROWN, known or satisfactorily proven to me to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:
My Commission Expires Jan. 28, [ILLEGIBLE]

4

[ILLEGIBLE]	[ILLEGIBLE]

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

WILLOW CREEK ENTERPRISES, INC.

Pursuant to the provisions of Section 10-061, Arizona Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation:

FIRST:	The name of the corporation is: WILLOW GREEK ENTERPRISES, INC.

SECOND:

The document attached hereto as Exhibit “A” sets forth the amendments to the Articles of Incorporation which were adopted by the shareholders of the corporation at their meeting on February 11, 1984, in the manner prescribed by law.

THIRD:	The number of shares of stock outstanding at the time of such adoption was 11,304 shares; and the number of shares entitled to vote on the amendment was 11,304 shares.

FOURTH:	The designation and number of outstanding shares of each class or series entitled to vote thereon, as a class or series, was as follows:

CLASS OR SERIES	NUMBER OF SHARES

Common	11,304

FIFTH:	The number of shares of each class or series entitled to vote thereon as a class or series voted for or against such amendment, respectively was:

CLASS OR SERIES	NUMBER FOR	NUMBER AGAINST

Common	11,304	-0-

DATED: February 11, 1984.

WILLOW CREEK ENTERPRISES, INC.

	By:	/s/ Gerald W. Elders
Gerald W. Elders, Pres.

ATTEST:

/s/ Selmer D. Lutey
Selmer D. Lutey, Secretary

ACKNOWLEDGMENT

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me on this 11th day of February, 1984, by GERALD W. ELDERS, President, and SELMER D. LUTEY, Secretary, respectively, of WILLOW CREEK ENTERPRISES, INC. an Arizona Corporation, on behalf of the corporation.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:
[ILLEGIBLE]

DATED: February 11, 1984.

WILLOW CREEK ENTERPRISES, INC.

	By:	/s/ Gerald W. Elders
Gerald W. Elders, Pres.

ATTEST:

/s/ Selmer D. Lutey
Selmer D. Lutey, Secretary

ACKNOWLEDGMENT

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me on this 11th day of February, 1984, by GERALD W. ELDERS, President, and SELMER D. LUTEY, Secretary, respectively, of WILLOW CREEK ENTERPRISES, INC. an Arizona Corporation, on behalf of the corporation.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:

[ILLEGIBLE]

EXHIBIT “A”

AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

WILLOW CREEK ENTERPRISES, INC.

1.             Article I is amended to read as follows:

The name of the corporation is: OXYCAL LABORATORIES, INCORPORATED

2              Article V is amended to read as follows:

The corporation shall have authority to issue 100,000 shares of common stock at $10.00 per share.

I hereby certify that at a meeting of the Board of Directors of WILLOW CREEK ENTERPRISES, INC.            , a corporation organized under the laws of the State of Arizona, held on the 11th day of February, 1984, at which a quorum was present and acting throughout, the following resolution was duly adopted and is now in full force and effect:

“RESOLVED, that WILLOW CREEK ENTERPRISES,

INC.                       shall change its name to
OXYCAL LABORATORIES, INCORPORATED”.

OfficeRs:

/s/ Gerald W. Elders
Gerald W. Elders

/s/ Rockwell C. Webb
Rockwell C. Webb

/s/ Richard G. Markham
Richard G. Markham

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said Corporation this 24th day of August, 1984.

/s/ Selmer D. Lutey
Selmer D. Lutey

[ILLEGIBLE]

ARTICLES OF MERGER

OF

BURRO CREEK ENTERPRISES,  INC.

INTO

OXYCAL LABORATORIES, INCORPORATED

These Articles of Merger are delivered to the Arizona Corporation Commission for filing pursuant to Section 10-075 of the Arizona Revised Statutes by the undersigned corporations.

FIRST: The names, addresses and states of incorporation of the merging corporations are as follows:

Name and Address	State of Incorporation

Burro Creek Enterprises, Inc. 421 Miller Valley Road Prescott, Arizona 86301	Arizona

Oxycal Laboratories, Incorporated 421 Miller Valley Road Prescott, Arizona 86301	Arizona

SECOND: The Plan of Merger attached hereto as Exhibit “A” (the “Plan”) was approved by the Board of Directors of Oxycal Laboratories, Inc. (the “Surviving Corporation”), in the manner prescribed by §10-075(A) of the Arizona Revised Statutes.

THIRD: The Surviving Corporation, as the sole stockholder of Burro Creek Enterprises, Inc. (the “Subsidiary Corporation”), hereby waives any mailing of a copy of the Articles and Plan of Merger. The total number of issued and outstanding shares of common stock of the Subsidiary

Corporation is 15,833, 100% of which are held by the Surviving Corporation. There are no other classes of stock issued or authorized other than common stock.

IN WITNESS WHEREOF, the Subsidiary Corporation and the Surviving Corporation have caused these Articles of Merger to be executed by their respective duly authorized officers on this 1 day of September, 1987.

BURRO CREEK ENTERPRISES, INC., an Arizona corporation

By	/s/ [ILLEGIBLE]
Its President

By	/s/ [ILLEGIBLE]
Its Secretary

OXYCAL LABORATORIES, INC., an Arizona corporation

By	/s/ [ILLEGIBLE]
Its President

By	/s/ [ILLEGIBLE]
Its Secretary

2

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before we this lst day of Sept., 1987, by Rockwell c. Webb, the President of BURRO CREEK ENTERPRISES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

MY COMMISSION EXPIRES FEBRUARY 25, [ILLEGIBLE]

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this lst day of Sept., 1987, by Raymond B. Sigafoos, the Secretary of BURRO CREEK ENTERPRISES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

MY COMMISSION EXPIRES FEBRUARY 25, [ILLEGIBLE]

3

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this 1st day of Sept.,1987, by GERALD W. ELDERS, the President of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

MY COMMISSION EXPIRES FEBRUARY 25, [ILLEGIBLE]

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this lst day of Sept., 1987, by RAYMOND B. SIGAFOOS, the Secretary of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

MY COMMISSION EXPIRES FEBRUARY 25, [ILLEGIBLE]

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EXHIBIT “A”

PLAN OF MERGER

OF

BURRO CREEK ENTERPRISES, INC.

and

OXYCAL LABORATORIES, INCORPORATED

By this Plan of Merger, BURRO CREEK ENTERPRISES, an Arizona corporation (“BCE”), and OXYCAL LABORATORIES, INC. an Arizona corporation (“Oxycal”), state, confirm and agree as follows:

FIRST: BCE shall merge with and into Oxycal (the “Merger”).

SECOND: The separate identity, existence and corporate organization of BCE shall cease to exist except as otherwise provided by applicable law. Oxycal shall succeed to and possess all the properties, accounts, rights, privileges, powers, franchises and immunities of a public as well as a private nature, and be subject to all the debts, liabilities, obligations, restrictions, disabilities and duties, of BCE all without further, act, deed or other transfer.

THIRD: Each share of the presently issued and outstanding common stock of BCE, all of which are presently owned by Oxycal, shall, by virtue of the merger and without any action on the part of the holder thereof, be cancelled. No shares of common stock of the Surviving Corporation shall be issued in exchange therefor. There are no classes of capital stock, other than common stock of BCE corporation authorized, issued or outstanding.

FOURTH: The Articles of Incorporation, Bylaws, directors and officers of Oxycal shall be the Articles of Incorporation, Bylaws, directors and officers of Oxycal surviving the Merger.

FIFTH: The officers of each corporation shall be authorized to do all acts and things necessary and proper to effect the Merger.

SIXTH: The merger shall be effective upon the filing of the Articles of Merger with the Arizona Corporation Commission.

SEVENTH: This Plan of Merger may be terminated, amended, supplemented or modified in any manner and at any time prior to the effectiveness of the Merger by the Board of Directors of Oxycal in their sole discretion.

BURRO CREEK ENTERPRISES, INC., an Arizona corporation		OXYCAL LABORATORIES, INC., an Arizona corporation

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Its President		Its President

By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
	Its Secretary		Its Secretary

2

[ILLEGIBLE]

RESTATED

ARTICLES OF INCORPORATION

OF

OXYCAL LOBORATORIES, INC.

Pursuant to the provisions of section 10 [ILLEGIBLE] of the Arizonia Revised statutes, the undersigned Corporation hereby adopts the following Restated Articles of Incorporation and represents that these Restated Articles of Incorporation correctly set forth without change the provisions of the Articles of Incorporation as heretofore amended and that the Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:

ARTICLE I

NAME

The name of the Corporation is OXYCAL LABORATORIES, INC.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as the same may be amended from time to time.

ARTICLE III

INITIAL BUSINESS

The Corporation initially intends to invest in manage, purchase, acquire, through the issuance of its capital stock or otherwise, operate, and generally deal in the business of manufacturing,

compounding, preparing, selling and distributing pharmaceutical supplies, vitamins, vitamin supplements, home products, commodities, and related products, and acquire and develop real and personal property in connection therewith.

ARTICLE IV

AUTHORIZED CAPTIAL

The Corporation shall have authority to issue 20 million (20,000,000) shares of no per value common stock.

ARTICLE V

STOCK RIGHTS AND OPTIONS

The Corporation shall have authority, as provided under the laws of the state of Arizona, to create and issue rights and options entitling the holders thereof to purchase shares of stock of the Corporation.  The issuance of such rights and options, whether or not to directors, officers or employees of the Corporation or of any affiliate thereof and not to the shareholders generally, need not be approved or ratified by the shareholders of the Corporation or be authorized by or be consistent with a plan approved or ratified by the shareholders of the Corporation.

ARTICLE VI

ACQUISITION AND DISPOSITION OF STOCK BY THE CORPORATION

The Corporation shall have authority to purchase, take, receive or otherwise acquire, hold, pledge, transfer or otherwise dispose of shares of its own stock.  The Corporation’s purchase of shares of its

2

Own stock may be made from, and to the extent of, the unreserved and unrestricted earned or capital surplus of the Corporation as provided under the laws of the State of Arizona.

ARTICLE VII

DISTRIBUTIONS FROM CAPITAL SURPLUS

The Board of Directors may from time to time, without shareholder approval, distribute on a pro rata basis to the shareholders [ILLEGIBLE] and to the extent of the earned or capital surplus of the corporation[ILLEGIBLE] a portion of the Corporation’s assets in cash or property.

ARTICLE VIII

STATUTORY AGENT

The name and address of the Corporation’s statutory agent is Gerald Elders, 421 Miller Valley Road, Prescott, Arizona 66301.

ARTICLE IX

KNOWN PLACE OF BUSINESS

The address of the Corporation’s known place of business is 421 Miller Valley Road, Prescott Arizons 66301 or such other place or places as the Board of Directors may hereinafter designate.

ARTICLE X

BOARD OF DIRECTORS AND OFFICERS

The Board of Directors shall consist of not less than these nor more than nine Directors and the names and address of the persons into shall serve as Directors until the next general meeting of shareholders, or until their successors are elected and qualify, are:

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Name	Address

Rockwell C. Webb	128 South Mountain Vernon Street
Prescott, Arizona 86303

Gerald W. Elders	38 Pinnacle Circle
Prescott, Arizona 86301

Richard G. Markham	945 Country Club Drive Prescott, Arizona 86303

Raymond B. Sigafoos	1228 Willow Creek Road Prescott, Arizona 86301

Selmer D. Lutey	First Interstate Bank Building
[ILLEGIBLE]
Prescott, Arizona 86301

Robert G. Wilcox	Prescott Properties, Inc.
1134 West [ILLEGIBLE]
Prescott, Arizona 86301

Bill Fulkerson	200 Shadow Valley Ranch Road
Prescott, Arizona 86301

Nancy J. Chandler	530 Hill Crest
Prescott, Arizona 86303

The number of Directors may be increased or decreased from time to time in the manner provided in the Bylaws of the Corporation.

The officers of the Corporation shall be President, one or more Vice presidents, secretary and Treasurer, and such other officers as the Board of Directors may appoint.  The above-specified officers shall be elected annually by the Board of Directors and the names of current officers who shall serve in the following positions until their successors are elected and qualify are:

4

President:	Gerald W. Elders

Vice President:	Richard G. Markham

Vice President-Financial and Chief Financial Officer:	Rockwell C. Webb

Vice President-Operations:	Nancy J. Chandler

Secretary and Treasurer:	Raymond B. Sigafoos

ARTICLE XI

INDEMNIFICATION

The Corporation shall indentify any person against expenses, including without limitation, attorneys’ fess, fines and amounts paid in settlement, actually and reasonably incurred by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in all circumstances in which, and to the extent that, such indemnification is specifically permitted and provided for by the laws of the State of Arizona as then in effect.

ARTICLE XII

INCORPORATORS

The Corporation’s Board of Directors shall also be the incorporators of the Corporation.

DATED: Dec. 14, 1987.

OXYCAL LABORATORIES, INC., an Arizona corporation

	By	/s/ [ILLEGIBLE]
Its President

	By	/s/ [ILLEGIBLE]
Its Secretary

5

STATE OF ARIZONA	)
) ss.
Country of Yavapai	)

The foregoing instrument was acknowledged before me this 14th day of December, 1987, by GERALD N. ELDERS, the President of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:
My commission Expires Sept. 3, [ILLEGIBLE]

STATE OF ARIZONA	)
) ss.
Country of Yavapai	)

The foregoing instrument was acknowledged before me this 14th day of December, 1987, by RAYMOND B. SIGAFOOS, the Secretary of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:
My Commission Expires Sept. 3, [ILLEGIBLE]

6

ARTICLES OF AMENDMENT

to	[ILLEGIBLE]

ARTICLES OF INCORPORATION

of

OXYCAL LABORATORIES, INCORPORATED

Pursuant to Section 10-061, Arizona Revised statutes, the undersigned corporation adopts the following amendment to its Restated Articles of Incorporation, as restated February 18, 1987:

1.          The name of the corporation is OXYCAL LABORATORIES, INCORPORATED

2.          The attached Exhibit A sets forth the amendment so adopted.

3.          The amendment was adopted by the shareholders of the corporation on May 12, 1990, at a special meeting duly noticed and convened for that purpose.

4.          The total number of shares outstanding on May 12, 1990, and entitled to vote on adoption of the amendment, was 1,646,240.

5.          The number of shares voted for adoption of the amendment was 1,251,512. The number of shares voted against adoption of the amendment was 5,4 5.

6.          The amendment does not provide for an exchange, reclassification, or cancellation of issued shares.

7.          The amendment does not effect a change in the amount of stated capital.

DATED May 17th, 1990.

OXYCAL LABORATORIES, INCORPORATED

By:	/s/ Gerald W. Elders
Gerald W. Elders, President

and

By:	/s/ Raymond B. Sigafoos
Raymond B. Sigafoos, Secretary

ACKNOWLEDGMENT

STATE OF ARIZONA	)
) ss.
Country of Yavapai	)

The foregoing instrument was acknowledged before me this 17th day of May, 1990, by Gerald W. Elders, President, and Raymond B. Sigafoos, Secretary, respectively, of Oxycal Laboratories, Inc., an Arizona corporation, on behalf of the corporation.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:
[ILLEGIBLE]

(EXHIBIT “A” TO ARTICLES OF AMENDMENT)

AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

of

OXYCAL LABORATORIES [ILLEGIBLE]. INCORPORATED

1.            Present Article XII of the Restated Articles of incorporation, as restated February 18, 1987, is renumbered as Article XIII.

2.            The following new Article XII is inserted after Article XI:

ARTICLE XII

ELIMINATION OF DIRECTOR LIABILITY

No Director or former Director shall have any personal liability to the Corporation or its shareholders for monetary damages for breach of his or her fiduciary duty as a Director, except in the following circumstances and any others in which Arizona law may now or hereafter expressly prohibit such elimination of liability;

1.         Any breach of the Director’s duty of loyalty to the Corporation or its shareholders;

2.         Acts or omissions which are not in good faith or which involve intentional misconduct or a knowing violation of law;

3.         Authorizing the unlawful payment of a dividend or other distribution on the corporation’s capital stock or the unlawful purchase of its capital stock;

4.         Any transaction from which the Director derived an improper personal benefit; and

5.         Any contract or other transaction between the corporation and the Director in violation of the requirements of A.R.S. section 10-041 or any successor statute.

DATED May 17, 1990.

OXYCAL LABORATORIES, INC.

By:	/s/ Gerald W. Elders
Gerald W. Elders, President

and

By:	/s/ Raymond B. sigafoos
Raymond B. Sigafoos, Secretary

ACKNOWLEDGMENT

STATE OF ARIZONA	)
) ss.
Country of Yavapai	)

The foregoing instrument was acknowledged before me this 17th day of May, 1990, by Gerald W. Elders, President, and Raymond B. Sigafoos, Secretary, respectively, of oxycal Laboratories, Inc., as Arizona corporation, on behalf of the corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission Expires:
[ILLEGIBLE]

STATE OF ARIZONA
ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
OXYCAL LABORATORIES, INCORPORATED

Pursuant to Section 10-061, Arizona Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:                                                       The name of the corporation is Oxycal Laboratories, Incorporated.

SECOND:                                        The document attached hereto as Exhibit A sets forth the amendment to the Articles of Incorporation of the corporation that was adopted by the shareholders of the corporation on November 11, 1995, in the manner prescribed by the Arizona Revised Statutes.

THIRD:                                                   The number of shares of the corporation outstanding at the time of such adoption was 1,825,807 and the number of shares entitled to vote thereon was 1,825,807.

FOURTH:                                       The designation and number of outstanding shares of each class or series entitled to vote thereon as a class or series were as follows:

CLASS OR SERIES	NUMBER OF SHARES

Common	1,825,807

FIFTH:                                                      The number of shares of each class or series entitled to vote thereon as a class or series voted for or against such amendment, respectively, was as follows:

CLASS OR SERIES	NUMBER OF SHARES FOR	NUMBER OF SHARES AGAINST

Common	1,566,189	0

SIXTH:                                                      The amendments do not provide for an exchange, reclassification, or cancellation of issued shares.

SEVENTH:                                  The amendments do not affect the amount of stated capital of the corporation.

DATED:                                                  November 14, 1995.

Oxycal Laboratories, Inc, an Arizona corporation

By	/s/ Gerald W. Elders
Gerald W. Elders
President

By	/s/ Michelle R. Michels
Michelle Michels
Secretary

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EXHIBIT A

AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

OXYCAL LABORATORIES, INC.

Article XII of the Company’s Articles of Incorporation is hereby amended in its entirely to read as follows:

ARTICLE XII

DIRECTOR LIABILITY

The liability of a Director or former Director to the Corporation or its shareholders shall be eliminated or limited to the fullest extent permitted by Section 10-054-A.9 of the Articles Revised Statutes (through December 31, 1995) and by Section 10-202.B.1 of the Articles Revised Statutes (from January 1, 1996).

If the Arizona General Corporation Law is amended after January 1, 1996 to authorize corporate action further eliminating or limiting the liability of Directors, the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Arizona General Corporation Law, as amended.

Any, repeal or modification of this Article XII shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or decisions occurring prior to of as the time of such repeal or modification.

The provisions of this Article XII shall not be deemed so limit or preclude indemnifications of a Director by the Corporation for any liability of a Director which has not been eliminated by the provisions of this Article XII.

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RESTATED ARTICLES OF INCORPORATION
OF
OXYCAL LABORATORIES, INCORPORATED

Restated as of December 29, 1995	[ILLEGIBLE]

Pursuant to the provisions of Section 10 - 064 of the Arizona Revised Statutes, the undersigned corporation hereby adopts the following Restated Articles of Incorporation and represents that these Restated Articles of Incorporation correctly set forth without change the provisions of the Articles of Incorporation as heretofore amended and that the Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:

ARTICLE I

NAME

The name of the corporation is OXYCAL LABORATORIES, INCORPORATED.

ARTICLE II

PURPOSE

The purpose for which the corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as the came may be amended from time to time.

ARTICLE III

INITIAL BUSINESS

The Corporation initially intends to invest in, manage, purchase, acquire, through the issuance of its capital stock or otherwise, operate, and generally deal in the businesses of manufacturing, compounding, preparing, selling and distributing pharmaceutical supplies, vitamins, vitamin supplements, home products, commodities, and related products, and acquire and develop real and personal property in connection therewith.

ARTICLE IV

AUTHORIZED CAPITAL

The Corporation shall have authority to issue 20 million (20,000,000) shares of no par value common stock.

ARTICLE V

STOCK RIGHTS AND OPTIONS

The Corporation shall have authority, as provided under the laws of the State of Arizona, to create and issue rights and options entitling the holders thereof to purchase shares of stock of the Corporation.  The issuance of such rights and options whether or not to directors, officers or employees of the Corporation or of any affiliate thereof and not to the shareholders generally, need not be approved or ratified by the shareholders of the Corporation or be authorized by or be consistent with a plan approved or ratified by the shareholders of the Corporation.

ARTICLE VI

ACQUISITION AND DISPOSITION OF STOCK BY THE CORPORATION

The Corporation shall have authority to purchase, take, receive or otherwise acquire, hold, pledge, transfer or otherwise dispose of shares of its own stock.  The Corporation’s purchase of shares of its own stock may be made from, and to the extent of the

2

unreserved and unrestricted earned or capital surplus of the corporation, as provided under the laws of the State of Arizona.

ARTICLE VII

DISTRIBUTIONS FROM CAPITAL SURPLUS

The Board of Directors may from time to time, without shareholder approval, distribute on a pro rata basis to the shareholders, from and to the extent of the earned or capital surplus of the Corporation, a portion of the Corporation’s assets, in cash or property.

ARTICLE VIII

STATUTORY AGENT

The name and address of the Corporation’s statutory agent is David K. Wilhelmsen, Favour, Moore & Wilhelmsen, 1580 Plasa West Drive, P.O. Box 1391, Prescott, Arizona 86302.

ARTICLE IX

KNOWN PLACE OF BUSINESS

The address of the Corporation, known place of business is 533 Madison Avenue, Prescott, Arizona 86301. or such other place or places as the Board of Directors may hereinafter designate.

ARTICLE X

BOARD OF DIRECTORS AND OFFICERS

The Board of Directors shall consist of not less than three not more than nine Directors, and the names and address of the persons who shall serve as Directors from November 11, 1995 until the next annual meeting of shareholders, or until their successors are elected and qualify, are:

3

Name	Address

Nancy J. Chandler	530 Hillcrest Drive Prescott, Arizona 86303

Gerald W. Elders	38 Pinnacle Circle Prescott, Arizona 86301

William B. Fulkerson	200 Shadow Valley Ranch Road Prescott, Arizona 86301

Richard G. Markham	945 Country Club Drive Prescott, Arizona 86303

Raymond B. Sigafoos	1405 Carlock Drive Prescott, Arizona 86301

Rockwell C. Webb	1000 Ainsworth Drive, Suite 223 Prescott, Arizona 86301

The number of Directors may be increased or decreased from time to time in the manner provided in the Bylaws of the Corporation.

The officers of the Corporation shall be President one or more Vice Presidents, Secretary and Treasurer, and such other officers as the Board of Directors [ILLEGIBLE] appoint. The above specified officers shall be elected annually by the Board of Directors and the names of the officers who shall serve in the following positions from November 11, 1995 until their successors are elected and qualify are:

President:	Gerald W. Elders

Vice President/Treasurer:	Richard G. Markham

Vice President-Operations:	Nancy J. Chandler

Secretary:	Michelle R. Michels

4

ARTICLE XI

INDEMNIFICATION

The Corporation shall indemnify any person against expenses, including without limitation, attorneys fees, [ILLEGIBLE] and amounts paid in settlement, actually and reasonably incurred by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation is a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in all circumstances in which, and to the extent that, such indemnification is specifically permitted and provided for by the laws of the State of Arizona as then in effect.

ARTICLE XII

ELIMINATION OF DIRECTOR LIABILITY

The liability of a Director or former Director to the Corporation or its shareholders shall be eliminated or limited to the fullest extent permitted by Section 10-054.A.9 of the Arizona Revised Statutes (through December 31, 1995) and by Section 10-202.8.1 of the Arizona Revised Statutes (from January 1, 1996).

If the Arizona General Corporation Law is amended after January 1, 1996 to authorize corporate action further eliminating or limiting the liability of Directors, the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Arizona General Corporation Law as amended.

5

Any repeal or modification of this Article XII shall not adversely affect any right or protection of a Director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

The provision of this Article XII shall not be deemed to limit or preclude indemnification of a Director by the Corporation for any liability of a Director which has not been eliminated by the provisions of this Article XII.

ARTICLE XIII

INCORPORATORS

The Corporation’s Board of Directors shall also be the incorporators of the Corporation.

DATED: As of December 29, 1995.

OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation

By	/s/ [ILLEGIBLE]
Its President

By	/s/ [ILLEGIBLE]
Its Secretary

6

ARTICLES OF CORRECTION

OF

OXYCAL LABORATORIES, INCORPORATED

AZ. CORP. COMMISSION
FILED

JUL 02 1997

APPR.	[ILLEGIBLE]
TERM
DATE	10-3
0143684.0

FIRST: These articles of correction, pursuant to A.R.S §10-124, correct the following document: Restated Articles of Incorporation of Oxycal Laboratories, Inc. A copy of the document to be corrected is attached as Exhibit A.

SECOND: The document attached as Exhibit A was delivered to the Arizona Corporation Commission for filing on December 30, 1987.

THIRD: The document contained the following incorrect statements:

(a) The heading of the document incorrectly states “RESTATED ARTICLES OF INCORPORATION OF OXYCAL LABORATORIES, INC.”

The heading is hereby corrected to read “AMENDED AND RESTATED ARTICLES OF INCORPORATION OF OXYCAL LABORATORIES, INCORPORATED.”

(b) The introduction incorrectly states that “Pursuant to the provisions of Section 10-064 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Restated Articles of Incorporation and represents that these Restated Articles of Incorporation correctly set forth without change the provisions of the Articles of Incorpration as heretofore amended and that the Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:”

The introduction is hereby corrected to read as follows: “Pursuant to the provisions of Sections 10-059, 10-061 and 10-064 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Amended and Restated Articles of Incorporation and represents that these Amended and Restated Articles of Incorporation correctly set forth with amendments the provisions of the Articles of Incorporation as heretofore amended and that the Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:”

(c) Article I incorrectly lists the name of the Corporation as OXYCAL LABORATORIES, INC. Article I is corrected to read in its entirety as follows: “The name of the Corporation is OXYCAL LABORATORIES, INCORPORATED.”

(d) The document fails to state that the Amended and Restated Articles of Incorporation were approved by the shareholders of the Corporation. The omission is hereby corrected as follows: “A majority of the issued and outstanding common shares attended the annual shareholders meeting held October 21, 1987 and all of the shares present at the meeting voted in favor of the Amended and Restated Articles of Incorporation. There were no other classes or series of shares of the Corporation issued and outstanding.

(e) The document fails to state that the Amended and Restated Articles of Incorporation effected a change in the amount of the stated capital of the Corporation. The omission is hereby corrected as follows: “Prior to the adoption of the Amended and Restated Articles of Incorporation the stated capital of the Corporation was based upon the number of shares issued and outstanding multiplied by $10.00, the par value of each share. Upon the filing of the Amended and Restated Articles of Incorporation, the stated capital of the Corporation became $237,033.50.”

EXHIBIT “A”

RESTATED

ARTICLES OF INCORPORATION

OF

OXYCAL LABORATORIES, INC.	[ILLEGIBLE]

Pursuant to the provisions of Section 10-064 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Restated Articles of Incorporation and represents that these Restated Articles of Incorporation correctly set forth without change the provisions of the Articles of Incorporation as heretofore amended and that the Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:

ARTICLE I

NAME

The name of the Corporation is OXYCAL LABORATORIES, INC.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as the same may be amended from time to time.

ARTICLE III

INITIAL BUSINESS

The Corporation initially intends to invest in, manage, purchase, acquire, through the issuance of its capital stock or otherwise, operate, and generally deal in the businesses of manufacturing,

compounding, preparing, selling and distributing pharmaceutical supplies, vitamins, vitamin supplements, home products, commodities, and related products, and acquire and develop real and personal property in connection therewith.

ARTICLE IV

AUTHORIZED CAPITAL

The Corporation shall have authority to issue 20 million (20,000,000) shares of no par value common stock.

ARTICLE V

STOCK RIGHTS AND OPTIONS

The Corporation shall have authority, as provided under the laws of the State of Arizona, to create and issue rights and options entitling the holders thereof to purchase shares of stock of the Corporation.  The issuance of such rights and options, whether or not to directors, officers or employees of the Corporation or of any affiliate thereof and not to the shareholders generally, need not be approved or ratified by the shareholders of the Corporation or be authorized by or be consistent with a plan approved or ratified by the shareholders of the Corporation.

ARTICLE VI

ACQUISITION AND DISPOSITION OF STOCK BY THE CORPORATION

The Corporation shall have authority to purchase, take, receive or otherwise acquire, hold, pledge, transfer or otherwise dispose of shares of its own stock.  The Corporation’s purchase of shares of its

2

own stock may be made from, and to the extent of, the unreserved and unrestricted earned or capital surplus of the Corporation, as provided under the laws of the State of Arizona.

ARTICLE VII

DISTRIBUTIONS FROM CAPITAL SURPLUS

The Board of Directors may from time to time, without shareholder approval, distribute on a pro rata basis to the shareholders, from and to the extent of the earned or capital surplus of the Corporation, a portion of the Corporation’s assets, in cash or property.

ARTICLE VIII

STATUTORY AGENT

The name and address of the Corporation’s statutory agent is Gerald Elders, 421 Miller Valley Road, Prescott, Arizona 86301.

ARTICLE IX

KNOWN PLACE OF BUSINESS

The address of the Corporation’s known place of business is 421 Miller Valley Road, Prescott, Arizona 86301, or such other place or places as the Board of Directors may hereinafter designate.

ARTICLE X

BOARD OF DIRECTORS AND OFFICERS

The Board of Directors shall consist of not less than three nor more than nine Directors, and the names and address of the persons who shall serve as Directors until the next annual meeting of shareholders, or until their successors are elected and qualify, are:

3

Name	Address

Rockwell C. Webb	128 South Mountain Vernon Street
Prescott, Arizona 86303

Gerald W. Elders	38 Pinnacle Circle
Prescott, Arizona 86301

Richard S. Merkhan	945 Country Club Drive
Prescott, Arizona 86303

Raymond B. Sigafoos	1228 willow Creek Road
Prescott, Arizona 86301

Selmer B. Lutey	First Interstate Bank Building
#203
Prescott, Arizona 86301

Robert G. Wilcox	Prescott Properties, Inc.
1134 West Haining
Prescott, Arizona 86301

Bill Fulkerson	200 Shadow Valley Ranch Road
Prescott, Arizona 86301

Nancy J. Chandler	530 11111 Crest
Prescott, Arizona 86303

The number of Directors may be increased or decreased from time to time in the manner provided in the Bylaws of the Corporation.

The officers of the Corporation shall be President, one or more Vice Presidents, Secretary and Treasurer, and such other officers as the Board of Directors may appoint.  The above-specified officers shall be elected annually by the Board of Directors and the names of current officers who shall serve in the following positions until their successors are elected and qualify are:

4

President:	Gerald W. Elders

Vice President:	Richard G. Markham

Vice President-Financial and Chief Financial Officer:	Rockwell C. Webb

Vice President-Operations:	Nancy J. Chandler

Secretary and Treasurer:	Raymond B. Sigafoos

ARTICLE XI

INDEMNIFICATION

The Corporation shall indentify any person against expenses, including without limitation, attorneys’ fees, fines and amounts paid in settlement, actually and reasonably incurred by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in all circumstances in which, and to the extent that, such indemnification is specifically permitted and provided for by the laws of the State of Arizona as then in effect.

ARTICLE XII

INCORPORATORS

The Corporation’s Board of Directors shall also be the incorporators of the Corporation.

DATED: Dec. 14, 1987.

OXYCAL LABARATORIES, INC., an Arizona corporation

By	/s/ [ILLEGIBLE]
Its President

By	/s/ [ILLEGIBLE]
Its Secretary

5

STATE OF ARIZONA	)
	)	ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this 14th day of December, 1987, by GERALD W. ELDERS, the President of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public.

My commission expires:
My Commission Expires Sept 3, 1991

STATE OF ARIZONA	)
	)	ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this 14th day of December, 1987, by RAYMOND B. SIGAFOOS, the Secretary of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public.

My commission expires:
[ILLEGIBLE]

6

DATED this 18 day of June, 1997.

OXYCAL LABORATORIES, INCORPORATED. an Arizona corporation

By	/s/ [ILLEGIBLE]
Its:	President

STATE OF ARIZONA
ACC/FAX
DATE FILED

JUL 02 1997

DATE	APPR	7-2-97
TEAM
By	/s/ [ILLEGIBLE]
0143684-0

ARTICLES OF CORRECTION

OF

OXYCAL LABORATORIES, INCORPORATED

FIRST: These articles of correction correct the following document: Articles of Amendment to Articles of Incorporation. A copy of the document to be corrected is attached as Exhibit A.

SECOND: The document attached as Exhibit A was delivered to the Arizona Corporation Commission for filing on November 23, 1984:

THIRD: The document contained the following incorrect statements:

Item 2. of Exhibit “A” incorrectly states that “Article V is amended to read as follows:

“The corporation shall have authority to issue 100,000 shares of common stock at 510.00 per share.”

Item 2 is hereby corrected to read as follows: “Article IV is amended to read as follows:

“The corporation shall have authority to issue 100,000 shares of common stock at 510.00 per share.”

DATED this 18 day of June, 1997

OXYCAL LABORATORIES, INCORPORATED. an Arizona corporation

By	/s/ [ILLEGIBLE]
Its:	President

EXHIBIT “A”

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

[ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

I hereby certify that at a section of the Board of Directors of [ILLEGIBLE]

ARTICLES OF CORRECTION

OF

OXYCAL LABORATORIES, INCORPORATED

FIRST:  These articles of correction, pursuant to A.R.S. §10-124, correct the following document Restated Articles of Incorporation of Oxycal Laboratories, Inc. A copy of the document to be corrected is attached as Exhibit A.

SECOND:  The document attached as Exhibit A was delivered to the Arizona Corporation Commission for filing on December 30, 1987.

THIRD:  The document contained the following incorrect statements:

(a)          The heading of the document incorrectly states “RESTATED ARTICLES OF INCORPORATION OF OXYCAL LABORATORIES, INC.”

The heading is hereby corrected to read “AMENDED AND RESTATED ARTICLES OF INC0RPORATION OF OXYCAL LABORATORIES, INCORPORATED.”

(b)         The introduction incorrectly states that “Pursuant to the provisions of Section 10.064 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Restated Articles of Incorporation and represents that these Restated Articles of Incorporation correctly set forth without change that provisions of the Articles of Incorporation as heretofore amended and that the Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:”

The introduction is hereby corrected to read as follows: “Pursuant to the provisions of Section 10.059,10.061 and 10.064 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Amended and Restated Articles of Incorporation and repreasents that these Amended and Restated Articles of Incorporation correctly set forth with amendments the provisions of the Articles of Incorporation as heretofore amended and that the Amended and Restated Articles of Incorporation and all amendments thereto:”

(c)          Article I incorrectly lists the name of the Corporation as OXYCAL LABORATORIES, INC.  Article I is corrected to read in its as follows: “The name of the Corporation as OXYCAL LABORATORIES, INCORPORATED.”

(d)         The document fails to state that the Amended and Restated Articles of Incorporation were approved by the shareholders of the Corporation.  The omission is hereby corrected as follows:  “A majority of the issued and outstanding common shares attended the shareholders meeting held October 21,1987 and all of the shares present at the meeting voted in favor of the Amended and Restated Articles of incorporation There were no other [ILLEGIBLE] or series of shares of the Corporation issued and outstanding.

(e)          The document fails to state that the Amended and Restated Articles of Incorporation effected a change in the amount of the stated capital of the Corporation. The [ILLEGIBLE] is hereby corrected as follows: “Prior to the adoption of the Amended and Restated Articles of Incorporation the stated capital of the Corporation was based upon the number of shares issued and outstanding multiplied by $10.00, the per value of each share. Upon the filing of Amended and Restated Articles of Incorporation, the stated capital of the Corporation become $237,033.50.”

EXHIBIT “A”

RESTATED	[ILLEGIBLE]

ARTICLES OF INCORPORATION

OF

OXYCAL LABORATORIES, INC.

Pursuant to the provisions of Section 10-064 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Restated Articles of Incorporation and represents that these Restated Articles of Incorporation correctly set forth without change the provision of the Articles of Incorporation as heretofore amended and that the Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto:

ARTICLE I

NAME

The name of the Corporation is OXYCAL LABORATORIES, INC.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as the same may be amended from time to time.

ARTICLE III

INITIAL BUSINESS

The Corporation initially intends to invest in, manage, purchase, acquire, through the issuance of its capital stock or otherwise, operate, and generally deal in the businesses of manufacturing,

compounding, preparing, selling and distributing pharmaceutical supplies, vitamins, vitamin supplements, home products, commodities, and related products, and acquire and develop real and personal property in connection therewith.

ARTICLE IV

AUTHORIZED CAPITAL

The Corporation shall have authority to issue 20 million (20,000,000) shares of no par value common stock.

ARTICLE V

STOCK RIGHTS AND OPTIONS

The Corporation shall have authority, as provided under the laws of the State of Arizona, to create and issue rights and options entitling the holders thereof to purchase shares of stock of the Corporation. The issuance of such rights and options, whether or not to directors, officers or employees of the Corporation or of any affiliate thereof and not to shareholders generally, need not be approved or ratified by the Shareholder of the Corporation or be authorized by or be consistent with a plan approved or ratified by the shareholders of the Corporation.

ARTICLE VI

ACQUISITION AND DISPOSITION OF STOCK BY THE CORPORATION

The Corporation shall have authority to purchase, take, receive or otherwise acquire, hold, pledge, transfer or otherwise dispose of shares of its own stock. The Corporation’s purchase of shares of its own stock may be made from, and to the extent of, the unreserved and unrestricted earned or capital surplus of the Corporation, as provided under the laws of the State of Arizona.

ARTICLE VII

DISTRIBUTIONS FROM CAPITAL SURPLUS

The Board of Directors may from time to time, without shareholder approval, distribute on a pro rata basis to the shareholders, from and to the extent of the earned or capital surplus of the Corporation, a portion of the Corporation’s assets, in cash or property.

ARTICLE VIII

STATUTORY AGENT

The name and address of the Corporation’s statutory agent is Geroid Elders, 421 Miller Valley Road, Prescott, Arizona 86301.

ARTICLE IX

KNOWN PLACE OF BUSINESS

The address of the Corporation’s known place of business is 421 Miller Valley Road, Prescott, Arizona 86301, or such other place or places as the Board of Directors may hereinafter designate.

ARTICLE X

BOARD OF DIRECTORS AND OFFICERS

The Board of Directors shall consist of not less than three nor more than nine Directors, and the names and address of the persons who shall serve as Directors until the next annual meeting of shareholders, or until their successors are elected and qualify, are:

Name	Address

Rockwell C. Webb	128 South Mountain Vernon Street Prescott, Arizona 86303

Gerald W. Elders	38 Pinnacle Circle Prescott, Arizona 86301

Richard G. Markham	945 Country Club Drive Prescott, Arizona 86303

Raymond B. Sigafoos	1228 Willow Creek Road Prescott, Arizona 86301

Selmer D. Lutey	First Interstate Bank Building #203 Prescott, Arizona 86301

Robert G. Wilcox	Prescott Properties, Inc. 1134 West Haining Prescott, Arizona 86301

Bill Fulkerson	200 Shadow Valley Ranch Road Prescott, Arizona 86301

Hancy J. Chandler	530 Hill Crest Prescott, Arizona 86303

The number of Directors may be increased or decreased from time to time in the manner provided in the Bylaws of the Corporation.

The officers of the Corporation shall be President, one or more Vice Presidents, Secretary and Treasurer, and such other officers as the Board of Directors may appoint. The above-specified officers shall be elected annually by the Board of Directors and the names of current officers who shall serve in the following positions until their successors are elected and qualify are:

President:	Gerald W. Elders

Vice President:	Richard G. Markham

Vice President-Financial and Chief Financial Officer:	Rockwell C. Webb

Vice President-Operations:	Nancy J. Chandler

Secretary and Treasurer:	Raymond B. Sigafoos

ARTICLE XI

INDEMNIFICATION

The Corporation shall indemnify any person against expenses, including without limitation, attorneys’ fees, fines and amounts paid in settlement, actually and reasonably incurred by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, in all circumstances in which, and to the extent that, such indemnification is specifically permitted and provided for by the laws of the state of Arizona as then in effect.

ARTICLE XII

INCORPORATORS

The Corporation’s Board of Directors shall also be the incorporators of the Corporation.

DATED: Dec. 14, 1987.

OXYCAL LABORATORIES, INC., an Arizona Corporation

By	/s/ [ILLEGIBLE]
Its President

By	/s/ [ILLEGIBLE]
Its Secretary

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this 14th day of December, 1987, by GERALD M. ELDERS, the President of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the Corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

[ILLEGIBLE]

STATE OF ARIZONA	)
) ss.
County of Yavapai	)

The foregoing instrument was acknowledged before me this 14th day of December, 1987, by RAYMOND B. SIGAFOOS, the Secretary of OXYCAL LABORATORIES, INC., an Arizona corporation, for and on behalf of the corporation.

/s/ [ILLEGIBLE]
Notary Public

My commission expires:

[ILLEGIBLE]

DATED this 18 day of June, 1997.

OXYCAL LABORATORIES,
INCORPORATED,
an Arizona corporation

By	/s/ [ILLEGIBLE]
Its:	President

EXPEDITED
AZCORP. COMMISSION
DELIVERED

NOV 10 1997

FILED BY	/s/ [ILLEGIBLE]
TERM
DATE	11-10-97
Effective 11-10-97

ZILA ACQUISITION CORP. 0821586-0

MERGED INTO

OXYCAL LABORATORIES, INCORPORATED 0143684-0 (SURVIVOR)

ARTICLES OF AMENDMENT AND MERGER

OF

ZILA ACQUISITION CORP.

INTO

OXYCAL LABORATORIES, INCORPORATED

These Articles Of Amendment And Merger are entered into between ZILA ACQUISITION CORP., an Arizona corporation (herein the “Merging Company”), and OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation (herein the “Surviving Corporation”). The Merging Company and the Surviving Corporation shall hereinafter be referred to collectively as the “Entities” and separately as an “Entity.”

These Articles Of Amendment And Merger are delivered to the Arizona Corporation Commission far filing pursuant to Section 10-1105 of the Arizona Revised Statutes by the undersigned corporations.

FIRST: The names, addresses and states of incorporation of the merging corporations are as follows:

Name and Address	State of Incorporation

Zila Acquisition Corp. 5227 North 7th Street Phoenix, Arizona 85014	Arizona

Oxycal Laboratories, incorporated 533 Madison Avenue Prescott, Arizona 86301	Arizona

SECOND: The name and address of the Statutory Agent of the Surviving Corporation is Joseph Hines, 5227 North 7th Street, Phoenix, Arizona 85014.

THIRD: Upon completion of the merger described herein, the Amended and Restated Articles of Incorporation attached hereto as Exhibit 1 shall become the Amended and Restated Articles of Incorporation of the Surviving Corporation.

FOURTH: The Plan of Merger attached hereto as Exhibit “A” was approved by the shareholders of the undersigned corporations in the manner prescribed by the Arizona Revised Statures.

FIFTH: As to each such corporation, the number of shares of stock issued and outstanding are as follows:

Name of Corporation	Number of Shares of Issued and Outstanding Common Stock

Zila Acquisition Corp.	100 shares $.01 par value common stock

Oxycal Laboratories, Incorporated	1,825,802.90 shares no par value common stock

Neither corporation has a class of stock authorized other than common stock.

SIXTH: As to each such corporation, the number of shares voted for or against such Plan of Merger, respectively, are as follows:

Name of Corporation	Voted For	Voted Against

Zila Acquisition Corp.	100	0

Oxycal Laboratories, Incorporated	1,825,802.90	0

The number of votes cast for the Plan of Merger by Merging Corporation and the Surviving Corporation were sufficient for approval by that voting group.

2

IN WITNESS WHEREOF, Zila Acquisition Corp. and Oxycal Laboratories, Incorporated have caused these Articles Of Amendment And Merger to be executed by their respective duly authorized officers on this 10th day of November, 1997.

MERGING COMPANY:

ZILA ACQUISITION CORP., an Arizona corporation

By	/s/ Joseph Hines
Joseph Hines, President

SURVIVING CORPORATION:

OXYCAL LABORATORIES, INCORPORATED,
an Arizona corporation

By	/s/ Nancy J. Chandler
Nancy J. Chandler, Vice President of Operations

3

EXHIBIT “A”

PLAN OF MERGER

THIS PLAN OF MERGER (the “Plan”) is entered into as of the 28th day of October, 1997, by and between ZILA ACQUISITION CORP., an Arizona corporation (“Subsidiary”), and OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation (“Oxycal”), both such corporations being hereinafter  sometimes referred to as the “Constituent Corporations,” and Oxycal being hereinafter sometimes referred to as the “Surviving Corporation.”

RECITALS

A.                          Subsidiary was incorporated on October 21, 1997, under the laws of the State of Arizona. On the date hereof, its single authorized class of capital stock consists of one hundred (100) shares of $.01 par value common stock (“Subsidiary Common”), of which one hundred (100) shares are outstanding on the date hereof. Subsidiary is a wholly-owned subsidiary of Zila, Inc., a Delaware corporation (“Zila”).

B.                            Oxycal was incorporated on December 18, 1981, under the laws of the State of Arizona (under the name Willow Creek Enterprises, Inc.). On the date hereof, Oxycal’s authorized capital stock consists of twenty million (20,000,000) shares of no par common stock. (“Oxycal Common”) of which 1,825,802.90 shares are outstanding on the date hereof.

C.                            Prior to the filing of this Plan of Merger with the Arizona Corporation Commission, Subsidiary, Oxycal and Zila Intend to execute a mutually agreeable Acquisition Agreement and Plan of Merger (the “Acquisition Agreement”), which sets forth the terms and conditions of the Plan of Merger. The respective Board of Directors of Subsidiary and Oxycal have authorized the execution of the Acquisition Agreement and have adopted resolutions authorizing the proposed merger of Oxycal into the Subsidiary, with Oxycal to be the surviving corporation, upon the terms and conditions set forth in the Acquisition Agreement and this Plan of Merger. The Board of Directors of the Subsidiary and Oxycal, respectively, have directed that this Plan of Merger be submitted to the shareholders of each corporation for consideration and action.

AGREEMENT

NOW, THEREFORE, Subsidiary and Oxycal hereby agree to merge on the terms and conditions hereinafter provided:

1.                             Following the execution of the definitive Acquisition Agreement, Oxycal shall merge with and into Subsidiary and Oxycal shall continue as the Surviving Corporation. Upon the merger of Oxycal into Subsidiary (the “Merger”) at the Effective Time (as defined in Paragraph 8 below), the separate existence of Subsidiary shall cease. The corporate identity, existence, purposes, rights, privileges, powers, franchises, and immunities of Oxycal shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, rights, privileges, powers, franchises, and immunities of Subsidiary shall be merged into Oxycal and Oxycal shall be fully vested therewith.

2.                              At the Effective Time, the Articles of Incorporation and By-Laws of Subsidiary, as in effect immediately prior to the Effective Time, shall become the Articles of Incorporation and By-Laws of the Surviving Corporation; provided, however, that Article I of said Articles of Incorporation shall, as of the Effective Time, be amended and restated in its entirely to read as follows:

The name of the Corporation is OXYCAL LABORATORIES, INCORPORATED.

The amended and restated Articles of Incorporation of the Surviving Corporation that shall be in effect upon the Merger are attached hereto as Exhibit 1.

3.                              a.                            Oxycal shall, without other transfer, succeed to and possess all the rights, privileges, powers, franchises, and immunities, both of a public and private nature, and shall be subject to all the restrictions, disabilities, debts, liabilities (including taxes) and duties of each of the Constituent Corporations.

b.                           The rights, privileges, powers, franchises, and immunities of each of the Constituent Corporations and all property, real, personal and mixed, of, and all debts due or belonging to either of the Constituent Corporations on any account shall be vested in the Surviving Corporation. Without limiting the generality of the foregoing, the Surviving Corporation shall assume liability for income and other taxes of the Subsidiary which have or may become due for or in respect of the income, operations or franchises of the Subsidiary for any period ended prior to the Effective Time or by virtue of the Merger and shall assume the responsibility of filing all tax returns required to be filed by or on behalf of the Subsidiary.

c.                            Title to any real estate and to any other property vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any [ILLEGIBLE] impaired by reason of the Merger or the statutes providing therefor; provided, however, that all rights of creditors and all liens upon the property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, and duties of each of the Constituent Corporations shall henceforth attach to Oxycal and may be enforced against it to the same extent as if they had been incurred or contracted by Oxycal. After the Effective Time, the Surviving Corporation and the former directors and officers of the Subsidiary shall each execute or cause to be executed such further assignments, assurances or other documents as may be necessary or desirable to confirm title to their respective properties, assets, and rights in Oxycal or to otherwise carry out the purposes of this Plan, and their respective directors and officers shall and will do all such acts and things to accomplish those purposes which Oxycal may reasonably request.

4.                             a.                            At the Effective Time, each share of Oxycal Common issued and outstanding immediately prior to the Effective Time shall, without any action on the part of the holder thereof or by any party, cease to be an issued and existing share and, subject to the rights any holder may

2

have under Section 10-1301 el. seq. of the General Corporation Law of the State of Arizona, shall become and be converted into a right to receive the Per Share Cash Consideration, as defined in the Acquisition Agreement. The Cash Consideration (as defined in the Acquisition Agreement) shall equal $28,000,000, less the adjustments made pursuant to Section 7.1 of the Acquisition Agreement

b.                           At or following the Effective Time, certificates representing all of the Oxycal Common (the “Certificates”) shall be surrendered to the exchange agent, appointed by Ziln (the “Exchange Agent”), for cancellation in the Merger. Upon surrender to the Exchange Agent of the Certificates, the Exchange Agent, subject to the conditions described below, will pay to the holder of the Certificates cash in the amount equal to the number of shares represented by the Certificates multiplied by the Per Share Cash Consideration.

5.                              At the Effective Time, each share of Subsidiary Common issued and outstanding immediately prior to the Effective Time shall remain an issued and existing share, but shall be converted into, without further action by any party, an issued and outstanding share of Oxycal Common.

6.                              At the Effective Time, the directors of Subsidiary shall become the directors of the Surviving Corporation and all such directors shall hold office until their respective successors are duly elected and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law. At the Effective Time, the current directors of Oxycal shall be deemed to have resigned.

7.                              The officers of Subsidiary at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, all such officers to hold office until their respective successors are duly elected and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law.

8.                              In accordance with the terms and conditions of the Acquisition Agreement, each of the Constituent Corporations shall take, or cause to be taken, all actions, or do or cause to be done all things, necessary, proper or advisable under the laws of the State of Arizona to make the Merger effective, subject, however, to the appropriate vote or consent of the stockholders of each of the Constituent Corporations in accordance with the General Corporation Law of the State of Arizona. The Merger shall be effected by, and shall be given effect upon, the filing of Articles of Merger with the Corporation Commission of the State of Arizona, in accordance with the applicable provisions of the General Corporation Law of the State of Arizona. The date and time of such filing is referred to in this Plan as the “Effective Time.”

9.                              When the Merger becomes effective, the holders of Certificates of Oxycal Common outstanding on the Effective Time shall cease to have any rights with respect to such stock and their sole right shall be the right to receive the Per Share Cash Consideration multiplied by the number of shares represented by the Certificates, as provided for in Section 4 above in exchange for such Certificates.

3

10.                        This Plan of Merger and the consummation of the transactions contemplated hereby, is subject to and conditioned upon Zila, Oxycal, and Subsidiary executing and delivering the definitive Acquisition Agreement

11.                        The Plan may be terminated and abandoned by mutual consent of Oxycal and Subsidiary at any time prior to the Effective Time, or by the Board of Directors of either of the Constituent Corporations if the Acquisition Agreement shall have been terminated as therein provided, not withstanding approval of the Plan by the stockholders of either or both of the Constituent Corporations. This Plan shall terminate if a definitive Acquisition Agreement is not executed by Zila, Subsidiary, and Oxycal on or before November 13, 1997.

12.                        This Plan may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing hereof with the Corporation Commission or the State of Arizona, provided that an amendment made following approval of the Plan by the stockholders of either of the Constituent Corporations shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporations, (ii) alter or change any term of the Articles of Incorporation of the Subsidiary or Oxycal to be effected by the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of any class or series of stock of such Constituent Corporations.

13.                        In the event of any discrepancy between the Acquisition Agreement and this Plan with respect to any matter, the Acquisition Agreement shall control.

14.                        This Plan may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument but all of such counterparts together shall constitute but one agreement.

IN WITNESS WHEREOF, pursuant to authority duly given by its Board of Directors, each of the Constituent Corporations has caused this Plan of Merger to be executed and attested by its authorized officers as of the date and year first above written.

ZILA ACQUISITION CORP., an Arizona
corporation

By:	/s/ [ILLEGIBLE]
Its:	President

4

OXYCAL LABORATORIES,
INCORPORATED, an Arizona corporation

By:	/s/ Nancy R. Chandler
Nancy R. Chandler
Its Vice President of Operations

The undersigned, Zila, Inc., a Delaware corporation, hereby agrees to take any and all action on its part required to be taken in order to permit the accomplishment of the terms and conditions set forth in the above Plan, subject to the execution and delivery of a definitive Acquisition Agreement.

ZILA, INC., a Delaware corporation

By:	/s/ [ILLEGIBLE]
Its:	President

5

EXHIBIT I

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

OXYCAL LABORATORIES, INCORPORATED

Pursuant to the provisions of Section 10-1007 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Amended and Restated Articles of Incorporation:

ARTICLE I

NAME

The name of the Corporation is OXYCAL LABORATORIES, INCORPORATED.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as the same may be amended from time to time.

ARTICLE III

INITIAL BUSINESS

The character of business that the Corporation initially intends to actually conduct in this state is to provide oral health care products for dental/medical professionals and consumers.

ARTICLE IV

AUTHORIZED CAPITAL

The Corporation shall have authority to issue one hundred (100) shares of common stock.

ARTICLE V

STOCK RIGHTS AND OPTIONS

The Corporation shall have authority, as provided under the laws of the State of Arizona, to create and issue rights, warrants and options entitling the holders thereof to purchase shares of stock of the Corporation. The issuance of such rights and options, whether or not to directors, officers or employees of the Corporation or of any affiliate thereof and not to the shareholders generally, need not be approved or ratified by the shareholders of the Corporation or be authorized by or be consistent with a plan approved or ratified by the shareholders of the Corporation.

ARTICLE VI

ACQUISITION AND DISPOSITION OF STOCK BY THE CORPORATION

The Corporation shall have authority to purchase, take, receive or otherwise acquire, hold, pledge, transfer or otherwise dispose of shares of its own stock. The Corporation’s purchase of shares of its own stock may be made from, and to the extent of, the unreserved and unrestricted earned and capital surplus of the Corporation, as provided under the laws of the State of Arizona.

2

ARTICLE VII

DISTRIBUTIONS FROM CAPITAL SURPLUS

The Board of Directors may from time to time, without shareholder approval, distribute on a pro rata basis to the shareholders, from and to the extent of the capital surplus of the Corporation, a portion of the Corporation’s assets, in cash or property.

ARTICLE VIII

STATUTORY AGENT

The name and address of the Corporation’s initial statutory agent is Joseph Hines, 5227 North Seventh Street, Phoenix, Arizona 85014.

ARTICLE IX

KNOWN PLACE OF BUSINESS

The address of the Corporation’s known place of business is 5227 North Seventh Street, Phoenix, Arizona 85014.

ARTICLE X

BOARD OF DIRECTORS

The Board of Directors shall consist of one (1) Director, and the name and address of the person who shall serve as the Director until the first annual meeting of the shareholders, or until his successor is elected and qualified, is:

Name	Address
Joseph Hines	5227 North Seventh Street Phoenix, Arizona 85014

3

The number of Directors may be increased or decreased from time to time in the manner provided in the Bylaws of the Corporation.

The officers of the Corporation shall be a Chairman of the Board, President, Vice President, Secretary and Treasurer, and such other officers as the Board of Directors may appoint. The above-specified officers shall be elected annually by the Board of Directors. The initial officers and their respective positions shall be:

Chairman of the Board:	Joseph Hines
President:	Joseph Hines
Vice President:	Bradley Anderson
Secretary:	Janice L. Backus
Treasurer:	Bradley Anderson

ARTICLE XI

INDEMNIFICATION

The Corporation shall indemnify any person against expenses, including without limitation, attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in all circumstances in which, and to the extent that, such indemnification is permitted and provided for by the laws of the State of Arizona as then in effect.

ARTICLE XII

LIMITATION OF DIRECTOR LIABILITY

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however,

4

that this Article XII shall not eliminate or limit the liability of a director to the extent provided by applicable law for (i) the amount of financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the corporation or shareholders; or (iii) a violation of Section 10-833 of the Arizona Revised Statutes; or (iv) an intentional violation of Arizona law. The limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office, and no amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

These Amended and Restated Articles of Incorporation correctly set forth without change the provisions of the Articles of Incorporation as amended and supersede the original Articles of Incorporation and all amendments filed before the date hereof.

IN WITNESS WHEREOF, Oxycal Laboratories, Incorporated has caused this Amended and Restated Articles of Incorporation to be executed by Joseph Hines, its President, this 10th day of November, 1997.

OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation

By	/s/ Joseph Hines
Joseph Hines, President

5

ACCEPTANCE OF STATUTORY AGENT

DATE:	November 10, 1997.

TO:	ARIZONA CORPORATION COMMISSION

Incorporating Division 1300 West Washington Phoenix, Arizona 85007

RE:	OXYCAL LABORATORIES, INCORPORATED

Please be advised that JOSEPH HINES, having been designated Statutory Agent for the above-referenced corporation, approves of such designation and consents to act in such capacity. However, JOSEPH HINES specifically reserves the right to resign as Statutory Agent in accordance with the provisions of the Arizona Revised Statutes.

/s/ Joseph Hines
JOSEPH HINES

5227 North Seventh Street Phoenix, Arizona 85014

EXPEDITED	AZ CORP. COMMISSION
FILED
NOV 10 1997

APPR.	[ILLEGIBLE]
TERM
DATE	11-10-97
0143684-0

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

OXYCAL LABORATORIES, INCORPORATED

Pursuant to the provisions of Section 10-1003 and 10-1006 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Articles of Amendment to the Articles of Incorporation:

FIRST: The name of the Corporation is OXYCAL LABORATORIES, INCORPORATED.

SECOND: The document attached hereto as Exhibit “A” sets forth the Amended and Restated Articles of Incorporation of the Corporation, which were unanimously recommended for shareholder approval by Consent in Lieu of Special Meeting of the Board of Directors of the Corporation on November 10, 1997, and which were adopted by Consent in Lieu of Special Meeting of the Shareholders of the Corporation on November 10, 1997, in the manner prescribed by applicable law.

THIRD: The number of shares of common stock of the Corporation outstanding at the time of such adoption was one hundred (100) shares and the number of shares entitled to vote thereon was one hundred (100) shares.

FOURTH: The designation and number of outstanding shares of each class or series of securities entitled to vote thereon as a class or series were as follows:

CLASS OR SERIES	NUMBER OF SHARES

COMMON	100

FIFTH: By class or series of securities, the number of shares of each class or series of securities voting for or against such amendment, was as follows:

CLASS OR SERIES	NUMBER OF SHARES FOR	NUMBER OF SHARES AGAINST

COMMON	100	-0-

SIXTH: This Amendment does not provide for an exchange, reclassification or cancellation of issued shares.

SEVENTH: This Amendment does not effect a change in the amount of stated capital.

DATED: November 10, 1997.

OXYCAL LABORATORIES, INCORPORATED,
an Arizona corporation

By	/s/ Joseph Hines
Joseph Hines, President

2

EXHIBIT “A”

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

OXYCAL LABORATORIES, INCORPORATED

Pursuant to the provisions of Section 10-1007 of the Arizona Revised Statutes, the undersigned Corporation hereby adopts the following Amended and Restated Articles of Incorporation:

ARTICLE I

NAME

The name of the Corporation is OXYCAL LABORATORIES, INCORPORATED.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as the same may be amended from time to time.

ARTICLE III

INITIAL BUSINESS

The character of business that the Corporation initially intends to actually conduct in this state is to provide oral health care products for dental/medical professionals and consumers.

ARTICLE IV

AUTHORIZED CAPITAL

The Corporation shall have authority to issue one hundred (100) shares of common stock.

ARTICLE V

STOCK RIGHTS AND OPTIONS

The Corporation shall have authority, as provided under the laws of the State of Arizona, to create and issue rights, warrants and options entitling the holders thereof to purchase shares of stock of the Corporation. The issuance of such rights and options, whether or not to directors, officers or employees of the Corporation or of any affiliate thereof and not to the shareholders generally, need not be approved or ratified by the shareholders of the Corporation or be authorized by or be consistent with a plan approved or ratified by the shareholders of the Corporation.

ARTICLE VI

ACQUISITION AND DISPOSITION OF STOCK BY THE CORPORATION

The Corporation shall have authority to purchase, take, receive or otherwise acquire, hold, pledge, transfer or otherwise dispose of shares of its own stock. The Corporation’s purchase of shares of its own stock may be made from, and to the extent of, the unreserved and unrestricted earned and capital surplus of the Corporation, as provided under the laws of the State of Arizona.

2

ARTICLE VII

DISTRIBUTIONS FROM CAPITAL SURPLUS

The Board of Directors may from time to time, without shareholder approval, distribute on a pro rata basis to the shareholders, from and to the extent of the capital surplus of the Corporation, a portion of the Corporation’s assets, in cash or property.

ARTICLE VIII

STATUTORY AGENT

The name and address of the Corporation’s initial statutory agent is Joseph Hines, 5227 North Seventh Street, Phoenix, Arizona 85014.

ARTICLE IX

KNOWN PLACE OF BUSINESS

The address of the Corporation’s known place of business is 5227 North Seventh Street, Phoenix, Arizona 85014.

ARTICLE X

BOARD OF DIRECTORS

The Board of Directors shall consist of one (1) Director, and the name and address of the person who shall serve as the Director until the first annual meeting of the shareholders, or until his successor is elected and qualified, is:

Name	Address
Joseph Hines	5227 North Seventh Street Phoenix, Arizona 85014

3

The number of Directors may be increased or decreased from time to time in the manner provided in the Bylaws of the Corporation.

The officers of the Corporation shall be a Chairman of the Board, President, Vice President, Secretary and Treasurer, and such other officers as the Board of Directors may appoint. The above-specified officers shall be elected annually by the Board of Directors. The initial officers and their respective positions shall be:

Chairman of the Board:	Joseph Hines
President:	Joseph Hines
Vice President:	Bradley Anderson
Secretary:	Janice L. Backus
Treasurer:	Bradley Anderson

ARTICLE XI

INDEMNIFICATION

The Corporation shall indemnify any person against expenses, including without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in all circumstances in which, and to the extent that, such indemnification is permitted and provided for by the laws of the State of Arizona as then in effect.

ARTICLE XII

LIMITATION OF DIRECTOR LIABILITY

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however,

4

that this Article XII shall not eliminate or limit the liability of a director to the extent provided by applicable law for (i) the amount of financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the corporation or shareholders; or (iii) a violation of Section 10-833 of the Arizona Revised Statutes; or (iv) an intentional violation of Arizona law. The limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office, and no amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

These Amended and Restated Articles of Incorporation correctly set forth without change the provisions of the Articles of Incorporation as amended and supersede the original Articles of Incorporation and all amendments filed before the date hereof.

IN WITNESS WHEREOF, Oxycal Laboratories, Incorporated has caused this Amended and Restated Articles of Incorporation to be executed by Joseph Hines, its President, this 10th day of November, 1997.

OXYCAL LABORATORIES, INCORPORATED,
an Arizona corporation

By	/s/ Joseph Hines
Joseph Hines, President

5

ACCEPTANCE OF STATUTORY AGENT

DATE:	November 10, 1997.

TO:	ARIZONA CORPORATION COMMISSION

Incorporating Division
1300 West Washington
Phoenix, Arizona 85007

RE:	OXYCAL LABORATORIES, INCORPORATED

Please be advised that JOSEPH HINES, having been designated Statutory Agent for the above-referenced corporation, approves of such designation and consents to act in such capacity. However, JOSEPH HINES specifically reserves the right to resign as Statutory Agent in accordance with the provisions of the Arizona Revised Statutes.

/s/ Joseph Hines
JOSEPH HINES

5227 North Seventh Street
Phoenix, Arizona 85014

AZ CORPORATION COMMISSION
FILED

DEC 15 2004

FILE NO. - 0143684.0
Effective date: 01/01/05

ARTICLES OF AMENDMENT AND MERGER

OF

ZILA NUTRACEUTICALS, INC., -0127802-4

an Arizona corporation,

INTO

OXYCAL LABORATORIES, INCORPORATED, -0143684-0

an Arizona corporation

changing name to: ZILA NUTRACEUTICALS, INC.

Pursuant to § 10-1105 of the Arizona Revised Statutes, the following Articles of Amendment and Merger are hereby adopted:

FIRST:   The names of the corporations that were parties to the merger are as set forth in the caption above.

SECOND:   The name and address of the known place of business of the surviving corporation is as follows: Oxycal Laboratories, Incorporated, 5227 North 7th Street, Phoenix, Arizona 85014-2800.

THIRD:   The name and address of the statutory agent of the surviving corporation is as follows: CT Corporation System, 3225 N. Central Avenue, Phoenix, AZ 85012.

FOURTH:   The articles of incorporation of the surviving corporation are hereby amended by deleting Article I and inserting the following in place thereof:

“ARTICLE I

NAME

The name of the corporation is Zila Nutraceuticals, Inc.”

FIFTH:   The designation, number of outstanding shares, number of votes entitled to be cast on the plan of merger, and total number of votes cast for and against the plan of merger by both corporations were as follows:

Corporation	Designation	Outstanding Shares	Eligible Votes	Votes For	Votes Against
Oxycal	Common	100	100	100	0
Zila	Common	375.75	375.75	375.75	0

SIXTH:   The effective date of these Articles of Merger shall be January 1, 2005.

DATED this 13th day of December, 2004.

OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation

By:	/s/ [ILLEGIBLE]
Its:	Vice President

ZILA NUTRACEUTICALS, INC., an Arizona corporation

By:	/s/ [ILLEGIBLE]
Its:	Vice President

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is entered into this 13th day of December, 2004, between Oxycal Laboratories. Incorporated, an Arizona corporation (the “Surviving Entity”), and Zila Nutraceuticals, Inc., an Arizona corporation (the “Merging Entity”).

RECITALS

A.            The Merging Entity desires to merge with and into the Surviving Entity, and thereby transfer to the Surviving Entity all rights and property owned by it, tangible and intangible, wheresoever situated.

B.            The Surviving Entity desires to merge with the Merging Entity and, as the surviving entity of the merger (the “Merger”), thereby acquire all of the rights and property of the Merging Entity, tangible and intangible, wheresoever situated, and assume the liabilities of the Merging Entity, on the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements, covenants, provisions, representations and warranties herein, the parties agree as follows:

ARTICLE I

PLAN OF MERGER

As of the Effective Date (as hereinafter defined), the Merging Entity shall be merged with and into the Surviving Entity. The Surviving Entity shall be the surviving entity of the Merger. When the Merger has been effected in accordance with the applicable laws, and the Articles of Merger duly filed with the Arizona Corporation Commission:

1              Single Entity. The separate existence of the Merging Entity shall cease and thereupon the Merging Entity and the Surviving Entity shall be a single entity

2              Jurisdiction. The Surviving Entity shall succeed to, without other transfer, and shall possess and [ILLEGIBLE] all of the rights, privileges, immunities and powers of the [ILLEGIBLE] entities and shall be subject to all the duties and liabilities of a corporation organized under the laws of the State of Arizona.

3              Transfer of Rights and Property. The Surviving Entity shall possess all the rights, privileges, immunities, powers, and franchises, of a public as well as of a private nature, of the Merging Entity. All property, real, personal and mixed, and all debts due on whatever account, including all subscriptions to shares and all other choses in action, and all and every other interest of or belonging to or due to the entity so merged, shall be taken and deemed to be transferred to and vested in the Surviving Entity without further act or deed. The title to any real estate, or any interest

1

therein, vested in any of such entities shall not revert or be in any way impaired by reason of the Merger.

4.             Liabilities. The Surviving Entity shall henceforth be responsible and liable for all the liabilities and obligations of the Merging Entity and any claim existing or action or proceeding pending by or against such entity may be prosecuted as if such Merger had not taken place. Neither the rights of creditors not any liens upon the property of any entity participating in the Merger shall be impaired by the Merger

ARTICLE II

MANNER AND BASIS OF CONVERTING OWNERSHIP INTERESTS

Inasmuch as the Merging Entity is a subsidiary of the Surviving Entity, no new ownership interests of any type shall be issued as part of the Merger, and all of the issued and outstanding shares of capital stock or other ownership interests of the Merging Entity shall be deemed to have been canceled as of the date the Merger is effected for state law purposes. The existing issued and outstanding shares of capital stock or other ownership interests of the Surviving Entity shall continue in existence upon effecting the Merger. All required deliveries, cancellations and exchanges shall occur as of the Effective Date in consideration of this Agreement and the assumption and receipt by the Surviving Entity of all rights, liabilities and assets of the Merging Entity.

ARTICLE III

ARTICLES OF INCORPORATION, BYLAWS

1.             Articles of Incorporation and Bylaws. The Articles of Incorporation and the Bylaws of the Surviving Entity, as amended through the Effective Date, shall continue, without change, as the Articles of Incorporation and Bylaws of the Surviving Entity after the Merger, until the same shall be accred or amended in accordance with the provisions thereof or with the provisions of applicable state law.

2.             Management. The officers and directors of the Surviving Entity, as the same are constituted at the Effective Date of the Merger, shall continue as the officers and directors of the Surviving Entity until such officers and directors are changed or revised in accordance with the Articles of Incorporation and Bylaws of the Surviving Entity and with Arizona law.

ARTICLE IV

EFFECTIVE DATE

The Merger will become effective on January 1, 2005 (the “Effective Date”).

2

ARTICLE V

TERMINATION OF AGREEMENT

This Agreement and Plan of Merger may be terminated at any time before the Effective Date by mutual consent of the Surviving Entity and the Merging Entity.

ARTICLE VI

MISCELLANEOUS

1.          Successors. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

2.          Entire Understanding. This Agreement and the documents executed in connection with the consummation of the transaction contemplated to this Agreement constitute the entire understanding of the parties and supersede any and all prior and contemporaneous statements, representations, agreements or understandings of the parties.

3.          Further Assurances. At any time, and from time to time after the Effective Date, each party will execute such additional instruments, provide such additional information and take such additional action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

4.          Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

5.          Headings. All headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

6.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

7.          Exhibits. Any exhibits attached hereto are incorporated herein by this reference.

8.          Governing Law. The substantive law of Arizona shall govern the validity, interpretation, effect and enforcement of this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

3

IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date first above written.

SURVIVING ENTITY:	OXYCAL LABORATORIES,
INCORPORATED,
an Arizona corporation

	By	/s/ [ILLEGIBLE]
	Its	Vice President

MERGING ENTITY:	ZILA NUTRACEUTICALS, INC.,
an Arizona corporation

	By	/s/ [ILLEGIBLE]
	Its	Vice President

4

AZ CORPORATION COMMISSION
FILED

OCT 02 2006

FILE NO.- 0143684.0

ARTICLES OF AMENDMENT

A.R.S. [ILLEGIBLE]

FEE $25.00 A.R.S. §122.A

Zila Nutraceuticals, Inc.

[Name of Corporation]

1.     The name of the corporation is Zila Nutraceuticals, Inc.

2.     Attached hereto as Exhibit A is the text of each amendment adopted.

3.               ☒           The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

☐                                    Exhibit A contains provisions for implementing the exchange, reclassification or cancellation of issued shares provided for therein.

☐                                    The amendment provides for exchange, reclassification or cancellation of issued shares. Such actions will be implemented as follows:

4.     The amendment was adopted the 2nd day of October, 2006.

5.               ☐                                    The amendment was adopted by the ☐ incorporators ☐ board of directors without shareholder action and shareholder action was not required.

☒                                  The amendment was approved by the shareholders. There is (are) one (1), voting groups eligible to vote on the amendment. The designation of voting groups entitled to vote separately on the amendment, the number of votes to each, the number of votes represented at the meeting at which the amendment was adopted and the votes cast for and against the amendment were as follows:

The voting group consisting of 100 outstanding shares of common [class or series] stock is entitled to 100 votes. There were 100 votes present at the meeting. The voting group cast 100 votes for and common votes against approval of the amendment. The number of votes cast for approval of the amendment was sufficient for approval by the voting group.

ARS §10-140 requires that changes to corporation(s) be executed by an officer of the corporation, whose file is to be changed.

CF: [ILLEGIBLE]

Rev: [ILLEGIBLE]

The voting group consisting of                        outstanding shares of                     [class or series] stock is entitled to                      votes. There were                   votes present at the meeting. The voting group cast                           votes for and                   votes against approval of the amendment. The number of votes cast for approval of the amendment was sufficient for approval by the voting group.

DATED as of this 2nd day of October, 2006.

Zila Nutraceuticals, Inc.
[name of corporation]

By	/s/ [ILLEGIBLE]

[ILLEGIBLE]
[name]	[title]

CF: 0040

Rev:[ILLEGIBLE]

2

Exhibit A

to

State of Arizona

Articles of Amendment

to the Amended and Restated Articles of Incorporation of

ZILA NUTRACEUTICALS, INC.

The Amended and Restated Articles of Incorporation of Zila Nutraceuticals, Inc. are hereby amended as follows:

Article I of the Amended and Restated Articles of Incorporation of the Corporation be amended in its entirety by striking out Article I thereof, relating to the name of the Corporation, and by substituting in lieu thereof of following Article I:

“ARTICLE I

NAME

The name of the corporation is The Enter C Company.”